UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 19, 2006

Columbia Equity Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32536	20-1978579
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 H Street, N.W., Suite 500, Washington, District of Columbia		20006
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(202) 303-3080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 19, 2006, Columbia Equity Trust, Inc. (the "Company") announced that its President and Chief Executive Officer, Oliver T. Carr, III, will be presenting at the 16th Annual Wachovia Securities Nantucket Equity Conference in Nantucket, Massachusetts. The presentation is scheduled to take place on Wednesday, June 21st at 9:00 AM Eastern Time. The presentation materials will be available for 90 days in the Investor Relations section of the Company's website at www.columbiareit.com under the heading Events & Presentations. The information contained on the Company's website is not incorporated by reference herein.

A live webcast of the presentation will be available to all interested parties in the Investor Relations section of the Company's website at www.columbiareit.com under the heading Events & Presentations. An on-demand webcast replay will be available shortly after the presentation ends and will be available for 90 days.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Equity Trust, Inc.

June 19, 2006	By:	/s/ John A. Schissel

Name: John A. Schissel
Title: Chief Financial Officer